Exhibit 10AA
                             AMENDMENT TO AGREEMENT



         THIS AMENDMENT TO AGREEMENT is entered into this ___day of _______ ____, by and between Guilford Mills, Inc., a Delaware corporation ("Guilford" or the "Company"), and _________________ (the "Associate").

                              W I T N E S S E T H:
                              -------------------
         WHEREAS, the Associate and the Company entered into an agreement, dated _____________ , as the same may have been amended, pursuant to which the Company has agreed to pay the Associate termination compensation in the event the Associate should leave the employ of the Company under the circumstances described in, and otherwise subject to the terms and conditions of, such agreement (the "Agreement"); and

         WHEREAS, the Associate and the Company have agreed to amend the Agreement on the terms set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Section 1(c) of the Agreement is hereby deleted in its entirety and the following provision is substituted in its place:

                           The Company shall be obligated to provide the payments and benefits referred to in Sections 3 and 4 hereof following, and the provisions of Section 2 hereof shall apply to, a Change in Control of the Company only if such Change in Control shall have occurred within, or as a result of efforts for such purposes known to the parties hereto to have commenced prior to, February 29, 2000 (or such later date as the Board shall determine).

         2.  Except  as  otherwise  set  forth  above,  the  Agreement   remains
unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                                  GUILFORD MILLS, INC.

                                                 By: _________________________
                                                 Its:_________________________


                                                  ____________________________
                                                  [Name of Associate]